EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF JH DESIGNS, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of JH Designs, Inc. for the quarter ended September 30, 2012, the undersigned, Jonathan Hopp, President and Chief Executive Officer of JH Designs, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 fairly presents, in all material respects, the financial condition and results of operations of JH Designs, Inc.

Date: November 14, 2012	/s/ Jonathan Hopp
Jonathan Hopp
President and Chief Executive Officer, and
principal financial officer